UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

Lifevantage Corporation

(Exact name of registrant as specified in its charter)

Colorado	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9815 S. Monroe Street, Suite 100, Sandy, UT	84070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2012, Lifevantage Corporation (the “Company”) issued a press release announcing its appointment of Darlene R. Walley, Ph.D. as its new Chief Science Officer effective October 22, 2012. Dr. Walley will replace Dr. Joe McCord who is stepping down from his position as Chief Science Officer effective October 22, 2012 in order to focus exclusively on the Company’s efforts to champion third-party peer reviewed studies of the Company’s flagship product, Protandim, and to educate the Company’s independent distributors on the advancement of Nrf2 science.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on October 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 12, 2012	Lifevantage Corporation

	By:	/s/ Rob Cutler
Rob Cutler
General Counsel